SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

   Date of Report (Date of Earliest Event Reported): May 16, 2002 (May 13, 2002)

ATLANTIC AMERICAN CORPORATION
 (Exact Name of Registrant as Specified in Its Charter)

Georgia (State or Other Jurisdiction of Incorporation)	0-3722 (Commission File Numbers)	58-1027114 (I.R.S. Employer Identification No.)

4370 Peachtree Rd., N.E. Atlanta, Georgia (Address of Principal Executive Offices)		30319 (Zip Code)

Registrant's Telephone Number, Including Area Code:      (404) 266-5500

(Former Name or Former Address, if Changed Since Last Report)

Explanatory Note:

          This Current Report on Form 8-K is filed with respect to the Atlantic American
Corporation 401(k) Retirement Savings Plan.

Item 4.	Changes in Registrant's Certifying Accountant.

On May 13, 2002, Atlantic American Corporation (the
"Company"), as administrator of the Atlantic American Corporation
401(k) Retirement Savings Plan (the "Plan"), decided not to renew its engagement of Arthur Andersen LLP ("Andersen"), as the Plan's auditors, and engaged Gifford Hillegass & Ingwersen, P.C. to serve as auditors of the Plan for the year ended December 31, 2001.

Andersen's reports on the Plan's financial statements for each of the past two plan years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Plan's two most recent fiscal years and through the date hereof, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to
Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in connection with Andersen's report on the Plan's financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the Plan's two most recent fiscal years and through the date hereof, the Plan and the Company did not consult Gifford Hillegass &
Ingwersen, P.C. with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii)
of Regulation S-K.

The Company has provided Andersen with a copy of the foregoing statements. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated May 16, 2002, stating its agreement with such statements.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired. Not applicable.

(b) Pro Forma Financial Information. Not applicable.

(c) Exhibits.

The following exhibits are filed with this report:

Exhibit No. Exhibit Description
16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 16, 2002, regarding change in certifying accountant.

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATLANTIC AMERICAN CORPORATION

/s/ Casey B. Hudson
By: Casey B. Hudson Assistant Vice President and Controller

                          Date:    May 16, 2002

EXHIBIT INDEX

Exhibit No.           Exhibit Description
   16.1           Letter from Arthur Andersen LLP to the Securities and Exchange Commission,
                     dated May 16, 2002, regarding change in certifying accountant.

Exhibit 16.1

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

May 16, 2002

Dear Sir/Madam:

We have read paragraphs 1, 2 and 4 included in the Form 8-K, dated May 16, 2002, of Atlantic
American Corporation to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

    /s/ Arthur Andersen LLP

ARTHUR ANDERSEN LLP

Copy to:

Mr. Casey B. Hudson
Assistant Vice President and Controller,
Atlantic American Corporation